Dreyfus
Growth Opportunity
Fund, Inc.

SEMIANNUAL REPORT
August 31, 2001






The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            14   Financial Highlights

                            15   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus
                                                  Growth Opportunity Fund, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Growth Opportunity Fund, Inc. covers the six-month period from March 1, 2001 through August 31, 2001. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund' s portfolio managers, Paul Kandel and Douglas D. Ramos, CFA.

It is impossible to address the economy and the financial markets without mention of the devastating events that befell the U.S. on Tuesday, September 11, 2001. On behalf of The Dreyfus Corporation, I would like to extend heartfelt sympathies to all who have been touched by these tragedies.

Even before the September 11 attacks, a slowing economy and a return to more normal valuations took their toll on stocks that had previously risen too high, too fast. And, realistically, we must prepare ourselves for an investment environment that may become even more challenging in the wake of these traumatic events. Over the past 50 years, we at Dreyfus have seen investment climates wax and wane, alternately leading to optimism and pessimism among investors. But, through it all, three enduring investment principles have helped investors weather the periodic storms: ASSET ALLOCATION, DIVERSIFICATION and a LONG-TERM PERSPECTIVE. Together, these investing basics have consistently demonstrated their potential to improve performance, mitigate risk and combat volatility, even during exaggerated market swings.

Given the current market environment, now might be a good time to ensure that your investments are appropriately allocated and diversified for the long term. We encourage you to contact your financial advisor for information about ways to refine your investment strategies. For additional market perspectives, please visit the Market Commentary section at www.dreyfus.com.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
September 17, 2001

2


DISCUSSION OF FUND PERFORMANCE

Paul Kandel and Douglas D. Ramos, CFA, Portfolio Managers

How did Dreyfus Growth Opportunity Fund, Inc. perform relative to its benchmark?

For the six-month period ended August 31, 2001, the fund achieved a total return of -8.38%.(1) This compares with the performance of the fund's benchmark, the S& P 500 Composite Stock Price Index ("S&P 500 Index"), which achieved a total return of -7.97% for the same period.(2) The fund's results include performance under the guidance of the prior manager and its current managers, the latter of whom assumed management of the fund in July 2001.

We attribute the fund's performance to a difficult market environment for equities during the reporting period. Slowing U.S. economic conditions drove most broad market indices lower during the reporting period. The fund produced slightly weaker results than its benchmark because of the disappointing performance of a small number of its holdings in the consumer and energy groups

What is the fund's investment approach?

Reflecting the investment style of the new management, the fund employs a growth-oriented, bottom-up approach, which invests primarily in mid- and large-size companies that it believes have above-average growth potential and are attractively valued relative to the market in general.

Our stock selection process relies on fundamental, bottom-up research into the underlying business and financial characteristics of each company in our investment universe. By examining a variety of factors, such as financial stability, competitive position and the impact of management or organizational change, we seek to identify investment candidates we believe are well positioned to prosper. We invest when a
                                                                      The Fund 3


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

candidate's stock appears reasonably priced in relation to the company's prospects. We typically sell a stock when the reasons for buying it no longer apply, when it reaches our price target or when the company begins to show deteriorating fundamentals.

What other factors influenced the fund's performance?

A weakening U.S. economy undermined many areas of the stock market during the reporting period. Technology stocks were hardest hit, driving the S&P 500 Index lower for the period. However, the fund's technology holdings fared slightly better than the technology component of the S&P 500 Index because the fund's holdings reflected a cautious stance toward the technology group. The fund also performed modestly better than its benchmark in the areas of communications
services   and   utilities,   primarily   because   of  good  stock  selection.
Unfortunately, these positives were more than offset by relatively weak stock selections in the areas of consumer staples, consumer cyclicals and energy.

During  the  final  month  of  the  period, the fund's new management team began
reviewing   the  fund's  portfolio,  eliminating  holdings  not  judged  to  be fundamentally attractive and maintaining or adding to those that met our investment criteria. Given the economic slowdown, we found the most attractive investment opportunities in industry sectors that appeared relatively insulated from economic volatility, including consumer staples companies such as Coca-Cola and Kimberly-Clark. We trimmed or eliminated holdings in a variety of technology and media companies.

What is the fund's current strategy?

Since late July 2001, when we stepped in as the fund's managers, we have sought ways to add value to the fund by actively managing its assets. Our approach has added flexibility to the fund's management style in several key areas where we believe Dreyfus' fundamental research capabilities can help the fund outperform the S&P 500 Index.


We believe that the best way to select good stocks for the long term is to carefully examine the financial and business fundamentals of each company in our investment universe. We do not favor limiting the fund to holding stocks in only the largest companies or to maintaining the same proportion of each industry as the S&P 500 Index. Rather, we believe in selecting the strongest prospects from among all possible investment candidates. While we intend to maintain a diversified portfolio of approximately 100 to 125 holdings in a wide range of industries, we expect that our investment approach may lead us to emphasize one industry group or another, depending on which groups offer the greatest number of attractive investment opportunities. At the same time, we remain committed to the principle of blending growth and value disciplines to construct a portfolio that performs well in a wide range of market cycles and economic environments.

September 17, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                             The Fund

STATEMENT OF INVESTMENTS

August 31, 2001 (Unaudited)



COMMON STOCKS--94.5%                                                                              Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL SERVICES--1.3%

Henry Schein                                                                                     63,500  (a)           2,306,320

McGraw-Hill Cos.                                                                                 29,800                1,765,650

                                                                                                                       4,071,970

CONSUMER DURABLES--1.5%

Electronic Arts                                                                                  55,000  (a)           3,174,050

General Motors                                                                                   28,101                1,538,530

                                                                                                                       4,712,580

CONSUMER NON-DURABLE--8.7%

Anheuser-Busch Cos.                                                                               47,500                2,044,400

Coca-Cola                                                                                        125,000                6,083,750

Gillette                                                                                          67,500                2,068,875

Kimberly-Clark                                                                                    33,500                2,078,675

Kraft Foods                                                                                      100,000                3,225,000

Philip Morris Cos.                                                                                90,000                4,266,000

Procter & Gamble                                                                                  50,000                3,707,500

UST                                                                                               52,500                1,732,500

Wrigley, (Wm.)                                                                                    32,500                1,629,550

                                                                                                                       26,836,250

CONSUMER SERVICES--2.3%

Carnival                                                                                          47,500                1,485,800

Disney (Walt)                                                                                     70,000                1,780,100

McDonald's                                                                                        77,500                2,327,325

Viacom, Cl. B                                                                                    35,000  (a)           1,484,000

                                                                                                                       7,077,225

ELECTRONIC TECHNOLOGY--10.3%

Altera                                                                                           79,000  (a)           2,243,600

Boeing                                                                                           25,400                1,300,480

Cisco Systems                                                                                   195,000  (a)           3,184,350

Dell Computer                                                                                    80,000  (a)           1,710,400

General Dynamics                                                                                  3,000                  236,880

Intel                                                                                           185,000                5,172,600

International Business Machines                                                                  55,200                5,520,000

Lam Research                                                                                     75,000  (a)           2,123,250

Micron Technology                                                                                59,000  (a)           2,218,990

Motorola                                                                                        115,000                2,001,000

6


COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ELECTRONIC TECHNOLOGY (CONTINUED)

Novellus Systems                                                                                 30,000  (a)           1,329,300

Qualcomm                                                                                         23,200  (a)           1,365,320

Texas Instruments                                                                               100,000                3,310,000

                                                                                                                      31,716,170

ENERGY MINERALS--5.5%

Anadarko Petroleum                                                                                25,200                1,304,100

Conoco, Cl. B                                                                                     72,600                2,150,412

Exxon Mobil                                                                                      228,800                9,186,320

Ocean Energy                                                                                      94,000                1,771,900

Royal Dutch Petroleum, ADR                                                                        44,000                2,491,720

                                                                                                                       16,904,452

FINANCE--18.0%

Allstate                                                                                          93,000                3,155,490

American Express                                                                                  42,200                1,536,924

American International Group                                                                      81,745                6,392,443

Bank One                                                                                          36,800                1,276,592

Bank of America                                                                                   79,400                4,883,100

Bank of New York                                                                                  24,300                  964,710

Citigroup                                                                                        179,800                8,225,850

Countrywide Credit Industries                                                                     38,200                1,585,300

Federal Home Loan Mortgage                                                                        61,500                3,867,120

FleetBoston Financial                                                                             50,700                1,867,281

Goldman Sachs Group                                                                                9,300                  744,930

Hartford Financial Services Group                                                                 15,800                1,023,840

Household International                                                                           15,000                  886,500

JP Morgan Chase & Co.                                                                             61,000                2,403,400

MBNA                                                                                              72,500                2,520,100

Morgan Stanley Dean Witter                                                                        59,100                3,152,985

PNC Financial Services Group                                                                      14,800                  985,532

Schwab (Charles)                                                                                  46,300                  576,898

USA Education                                                                                     29,900                2,368,379

Washington Mutual                                                                                 81,000                3,032,640

Wells Fargo                                                                                       89,000                4,094,890

                                                                                                                       55,544,904

                                                                                                                       The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

HEALTH SERVICES--3.0%

AdvancePCS                                                                                       32,000  (a)           2,398,720

HCA-Healthcare                                                                                   41,100                1,879,914

Healthsouth                                                                                     115,000  (a)           2,079,200

Quest Diagnostics                                                                                30,000  (a)           1,879,500

Wellpoint Health Networks                                                                         9,000  (a)             958,320

                                                                                                                       9,195,654

HEALTH TECHNOLOGY--12.9%

Abbott Laboratories                                                                              51,500                2,559,550

American Home Products                                                                           39,900                2,234,400

Amgen                                                                                            42,500  (a)           2,732,750

Baxter International                                                                             18,400  (a)             949,440

Bristol-Myers Squibb                                                                             59,500                3,340,330

Genentech                                                                                        55,000  (a)           2,524,500

Gilead Sciences                                                                                  37,500  (a)           2,276,625

Johnson & Johnson                                                                                45,864                2,417,491

King Pharmaceuticals                                                                             60,400  (a)           2,612,300

Merck & Co.                                                                                      94,300                6,138,930

Pfizer                                                                                          231,800                8,880,258

Pharmacia                                                                                        21,800                  863,280

Teva Pharmaceutical Industries, ADR                                                              29,700                2,111,670

                                                                                                                      39,641,524

INDUSTRIAL SERVICES--1.3%

BJ Services                                                                                      34,800  (a)             780,564

ENSCO International                                                                              42,400                  773,376

Schlumberger                                                                                      9,500                  465,500

Waste Management                                                                                 60,800                1,880,544

                                                                                                                       3,899,984

NON-ENERGY MINERALS--1.0%

Alcoa                                                                                             48,900                1,864,068

Weyerhaeuser                                                                                      21,900                1,242,825

                                                                                                                        3,106,893

PROCESS INDUSTRIES--2.4%

Boise Cascade                                                                                     44,300                1,625,810

Dow Chemical                                                                                      57,544                2,017,493

duPont (EI) deNemours                                                                             31,800                1,302,846

International Paper                                                                               58,000                2,326,960

                                                                                                                        7,273,109
8


COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PRODUCER MANUFACTURING--6.1%

Emerson Electric                                                                                  13,600                  728,960

General Electric                                                                                 301,800               12,367,764

Honeywell International                                                                           44,200                1,646,892

Minnesota Mining & Manufacturing                                                                  11,800                1,228,380

Tyco International                                                                                54,600                2,836,470

                                                                                                                       18,808,466

RETAIL TRADE--6.9%

CVS                                                                                               45,000                1,624,950

Home Depot                                                                                        81,850                3,761,008

Lowe's Cos.                                                                                       45,000                1,674,000

May Department Stores                                                                             55,200                1,857,480

Safeway                                                                                           45,000  (a)           2,029,950

Sears, Roebuck                                                                                    45,000                1,923,750

Wal-Mart Stores                                                                                  132,500                6,366,625

Walgreen                                                                                          57,500                1,975,125

                                                                                                                       21,212,888

TECHNOLOGY SERVICES--5.2%

AOL Time Warner                                                                                   40,000  (a)           1,494,000

Computer Associates International                                                                 75,800                2,353,590

Electronic Data Systems                                                                           30,000                1,769,400

First Data                                                                                        27,500                1,810,875

Microsoft                                                                                        120,000  (a)           6,846,000

PMC-Sierra                                                                                        55,000  (a)           1,691,250

                                                                                                                       15,965,115

TRANSPORTATION--.3%

Union Pacific                                                                                      16,000                 852,320

UTILITIES--7.8%

AES                                                                                               38,800  (a)           1,285,056

AT&T                                                                                              77,201                1,469,902

BellSouth                                                                                         50,900                1,898,570

Duke Energy                                                                                       24,600                  967,026

Exelon                                                                                            58,100                3,172,260

Liberty Media, Cl. A                                                                             105,000  (a)           1,596,000

SBC Communications                                                                                93,700                3,833,267

Sprint (FON Group)                                                                                72,500                1,692,150

TXU                                                                                               65,000                3,086,200

                                                                                                                        The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UTILITIES (CONTINUED)

UtiliCorp United                                                                                  49,000                1,575,840

Verizon Communications                                                                            71,600                3,580,000

                                                                                                                       24,156,271

TOTAL COMMON STOCKS

   (cost $262,033,441)                                                                                                290,975,775
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS--2.5%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S TREASURY BILLS:

   3.32%, 9/20/2001                                                                             200,000                  199,750

   3.45%, 10/18/2001                                                                             98,000                   97,607

   3.42%, 10/25/2001                                                                            660,000                  656,918

   3.35%, 11/1/2001                                                                             150,000                  149,206

   3.32%, 11/8/2001                                                                           2,315,000                2,301,272

   3.33%, 11/15/2001                                                                          3,643,000                3,619,102

   3.32%, 11/23/2001                                                                            647,000                  642,264

TOTAL SHORT-TERM INVESTMENTS

   (cost $7,663,233)                                                                                                   7,666,119
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $269,696,674)                                                             97.0%              298,641,894

CASH AND RECEIVABLES (NET)                                                                         3.0%                9,382,172

NET ASSETS                                                                                       100.0%              308,024,066

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.

10

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2001 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           269,696,674    298,641,894

Receivable for investment securities sold                             16,861,392

Dividends receivable                                                    487,410

Receivable for shares of Common Stock subscribed                            186

Prepaid expenses                                                         47,417

                                                                    316,038,299
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           238,201

Cash overdraft due to Custodian                                       1,197,277

Payable for investment securities purchased                           6,473,370

Payable for shares of Common Stock redeemed                              32,827

Accrued expenses                                                         72,558

                                                                      8,014,233
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      308,024,066
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     299,021,611

Accumulated undistributed investment income--net                        707,407

Accumulated net realized gain (loss) on investments                (20,650,172)

Accumulated net unrealized appreciation (depreciation)

  on investments--Note 4(b)                                          28,945,220
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      308,024,066
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(100 million shares of $.001 par value Common Stock authorized)      38,945,988

NET ASSET VALUE, offering and redemption price per share ($)               7.91

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 11


STATEMENT OF OPERATIONS

Six Months Ended August 31, 2001 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $10,197 foreign taxes withheld at source)     2,095,601

Interest                                                               141,610

TOTAL INCOME                                                         2,237,211

EXPENSES:

Management fee--Note 3(a)                                            1,248,936

Shareholder servicing costs--Note 3(b)                                 422,687

Prospectus and shareholders' reports                                    19,163

Custodian fees--Note 3(b)                                               17,903

Professional fees                                                       16,613

Directors' fees and expenses--Note 3(c)                                 13,413

Registration fees                                                       10,681

Loan commitment fees--Note 2                                               652

Miscellaneous                                                            6,558

TOTAL EXPENSES                                                       1,756,606

INVESTMENT INCOME--NET                                                 480,605
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                           (17,424,409)

Net realized gain (loss) on financial futures                        (205,016)

NET REALIZED GAIN (LOSS)                                          (17,629,425)

Net unrealized appreciation (depreciation) on investments
  (including $78,328 net unrealized appreciation on financial futures)
                                                                  (12,181,541)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS            (29,810,966)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS            (29,330,361)

SEE NOTES TO FINANCIAL STATEMENTS.


12

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                          August 31, 2001           Year Ended
                                              (Unaudited)    February 28, 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            480,605              183,157

Net realized gain (loss) on investments       (17,629,425)          12,940,321

Net unrealized appreciation
   (depreciation) on investments              (12,181,541)         (92,741,438)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  (29,330,361)         (79,617,960)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                          (200,072)            (167,309)

Net realized gain on investments                (800,287)         (19,493,856)

TOTAL DIVIDENDS                               (1,000,359)         (19,661,165)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                  56,552,068         198,289,184

Dividends reinvested                              965,145          18,965,817

Cost of shares redeemed                      (67,587,278)        (252,408,055)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS           (10,070,065)         (35,153,054)

TOTAL INCREASE (DECREASE) IN NET ASSETS      (40,400,785)        (134,432,179)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           348,424,851          482,857,030

END OF PERIOD                                 308,024,066          348,424,851

Undistributed investment income--net              707,407              426,874
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     6,801,573           18,334,859

Shares issued for dividends reinvested            119,745            1,886,685

Shares redeemed                                (8,201,834)         (23,347,221)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (1,280,516)          (3,125,677)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 13


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                           Six Months Ended
                                            August 31, 2001                             Fiscal Year Ended February,
                                                                    ----------------------------------------------------------------
                                                (Unaudited)         2001          2000          1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                                8.66         11.14         10.66         10.15          10.22          9.56

Investment Operations:

Investment income--net                              .01(a)      .00(a,b)           .01           .07            .05           .10

Net realized and unrealized
   gain (loss) on investments                        (.73)        (2.00)          1.65           .97           1.39          1.93

Total from Investment Operations                     (.72)        (2.00)          1.66          1.04           1.44          2.03

Distributions:

Dividends from
   investment income--net                            (.01)        .00(b)         (.01)          (.07)         (.07)         (.09)

Dividends from net realized
   gain on investments                               (.02)         (.48)        (1.17)          (.46)        (1.22)        (1.28)

Dividends in excess of net
   realized gain on investments                         --           --            --            --          (.22)           --

Total Distributions                                  (.03)         (.48)        (1.18)          (.53)        (1.51)        (1.37)

Net asset value, end of period                       7.91          8.66         11.14          10.66         10.15         10.22
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                 (8.38)(c)       (18.47)        16.63          10.57         15.62         22.35
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                              .53(c)          .98           1.03           1.04          1.06          1.06

Ratio of net investment income
   to average net assets                           .14(c)          .04            .11            .64           .50           .91

Portfolio Turnover Rate                          63.82(c)       215.64          86.41         162.98        112.32        137.38
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                    308,024      348,425        482,857        459,192       508,562       471,660

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

14


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus  Growth  Opportunity  Fund,  Inc.  (the  "fund") is registered under the
Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to provide long-term capital growth consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold without a sales charge.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

                                                             The Fund 15

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of discounts and premiums on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $2,595 during the period ended August 31, 2001 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

16

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended August 31, 2001, the fund did not borrow under the line of credit.

NOTE 3--Management Fee and Other Transactions with Affiliates:

(A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, brokerage fees, interest on borrowings (which in the view of Stroock, Stroock & Lavan LLP, counsel to the fund, also includes loan commitment fees) and extraordinary expenses, exceed 1-1/2% of the average value of the fund's average daily net assets, the Manager will bear such excess expense. During the period ended August 31, 2001, there was no expense reimbursement pursuant to the Agreement.

(B) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended August 31, 2001, the fund was charged $284,311 pursuant to the Shareholder Services Plan.

                                                             The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2001, the fund was charged $90,335 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2001, the fund was charged $17,903 pursuant to the custody agreement.

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

(A) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended August 31, 2001, amounted to $206,463,920 and $213,982,809, respectively.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contracts at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund

18

recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contracts are traded and is subject to change. At August 31, 2001, there were no financial futures contracts outstanding.

(B) At August 31, 2001, accumulated net unrealized appreciation on investments was $28,945,220, consisting of $41,049,506 gross unrealized appreciation and $12,104,286 gross unrealized depreciation.

At August 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund 19

NOTES


                        For More Information

                        Dreyfus Growth Opportunity Fund, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  018SA0801